Supplement dated May 20, 2021
to the Thrivent Series Fund, Inc. Statement of Additional Information (“SAI”) dated April 30, 2021
Effective immediately, the following nonfundamental investment restriction is removed from the “Investment Policies and Restrictions – Investment Limitations” section:
None of the Portfolios will purchase any security while borrowings, including reverse repurchase agreements, representing more than 5% of the Portfolio’s total assets are outstanding. The Portfolios intend to limit borrowings to amounts borrowed from a bank, reverse repurchase agreements (insofar as they are considered borrowings), or an interfund lending agreement.
Please include this Supplement with your Statement of Additional Information.
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